UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
February 24, 2005

F5 Networks, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 Elliott Avenue West
Seattle, WA 98119

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(206) 272-5555

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 24, 2005, the shareholders of F5 Networks, Inc. (the “Company”), upon recommendation of the Company’s Board of Directors, approved the F5 Networks, Inc. 2005 Equity Incentive Plan (the “2005 Equity Incentive Plan”).

Description of the 2005 Equity Incentive Plan

A maximum of 1,700,000 shares of the Company’s common stock is available for issuance under the 2005 Equity Incentive Plan, subject to adjustment upon the occurrence of any stock split, stock dividend, merger, combination of shares or similar change to capital structure of the Company. No more than 1,000,000 shares of the Company’s common stock may be issued during any fiscal year under stock awards to employees of the Company or its affiliates.

The 2005 Equity Incentive Plan provides for the grant of nonstatutory stock options and stock units. The 2005 Equity Incentive Plan is administered by the Board of Directors of the Company unless the Board delegates administration to the Compensation Committee of the Company’s Board of Directors. Employees, directors and consultants of the Company are eligible to receive stock awards under the 2005 Equity Incentive Plan.

A more detailed summary of the material features of the 2005 Equity Incentive Plan is set forth in the Company’s proxy statement for the 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on January 7, 2005. The summary in the proxy statement and the description of the 2005 Equity Incentive Plan contained herein are qualified in their entirety by reference to the full text of the 2005 Equity Incentive Plan, which is included as part of the proxy statement and filed as Exhibit 10.1 to this Form 8-K.

Awards under the 2005 Equity Incentive Plan

On February 24, 2005, each of the non-employee directors was granted options to purchase 7,500 shares of the Company’s common stock (subject to adjustment for any stock split, stock dividend, merger, combination of shares or similar change to capital structure of the Company) under the 2005 Equity Incentive Plan. Directors receiving option grants were A. Gary Ames, Keith D. Grinstein, Karl D. Guelich, Alan Higginson and Rich Malone. Subject to the director’s continuing service with the Company throughout such period, the options vest as to 100% of the shares on the first anniversary of the grant date except that in the event of a change in control of the Company, the vesting of 100% of the shares subject to the options will accelerate immediately prior to the change of control. Each option has an exercise price equal to $53.73 per share of common stock (the closing price of the Company’s common stock on the date of grant). The term of each option is ten years from the grant date.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

10.1	F5 Networks, Inc. 2005 Equity Incentive Plan with form of Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)
Date: March 2, 2005	By:	/s/ Joann Reiter
Joann Reiter
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
10.1	F5 Networks, Inc. 2005 Equity Incentive Plan with form of Award Agreement